Exhibit 10.1(a)

AMENDMENT NO. 1

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

This Amendment No. 1 to the Management Stockholders Agreement is made as of December 17, 2013 (this “Amendment”) by and among AMC Entertainment Holdings, Inc., a Delaware corporation (the “Company”), Dalian Wanda Group Co., Ltd., a company organized under the laws of the People’s Republic of China (“Wanda”), and each of the individuals listed on Schedule I hereto (“Members of Management”), and amends that certain Management Stockholders Agreement, dated as of August 30, 2012 (the “Stockholders Agreement”), by and among the Company, Wanda and Members of Management. These parties are sometimes referred to herein individually by name or as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Stockholders Agreement.

RECITALS:

WHEREAS, the parties wish to amend the Stockholders Agreement in order to clarify the definition of “Management Shares” in Section 11 of the Stockholders Agreement;

WHEREAS, Section 12(j) of the Stockholders Agreement provides that the Stockholders Agreement may be amended only by (i) a resolution of the Board and (ii) approval in writing by Management Members holding in the aggregate a majority of the Management Shares outstanding as of the effective time of the Stockholders Agreement (provided that the provision of Section 2 and Section 9 of the Stockholders Agreement may not be amended unless such amendment is in writing and is signed by each Management Member in respect of whom the amendment is to be effective);

WHEREAS, the Board approved resolutions on November 26, 2013 to amend the Stockholders Agreement;

WHEREAS, the execution of this Amendment shall constitute approval in writing by the requisite Management Members in accordance with the terms of Sections 12(j) of the Stockholders Agreement;

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Amendment to the Stockholders Agreement. The following definition contained in Section 11 of the Stockholders Agreement shall be deleted and replaced in its entirety by the following definition:

“Management Shares” means all Shares subscribed for by a Management Member at or immediately prior to the Effective Time.

2. References to the Stockholders Agreement. From and after the Amendment Effective Time, all references in the Stockholders Agreement to “this Agreement,” and to all other words referring to the Stockholders Agreement (such as “herein,” “hereto,” “herewith” and “hereunder”), shall be deemed to mean and refer to the Stockholders Agreement, as amended by this Amendment.

3. Effectiveness of Amendment. This Amendment has been entered into in accordance with the terms of Sections 12(j) of the Stockholders Agreement.

4. Full Force and Effect. Except as modified in the manner described in this Amendment, the Stockholders Agreement shall remain in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law rules of such state.

6. Counterparts. This Amendment may be signed in any number of counterparts (including by facsimile or electronic .pdf submission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Until and unless each Party received a counterpart hereof signed by the other Party hereto (including by facsimile or electronic .pdf submission), this Amendment shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Stockholders Agreement to be duly executed as of the date first above-written.

AMC ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: SVP, General Counsel & Secretary

DALIAN WANDA GROUP CO., LTD.

By:	/s/ Wang Jianlin
Name: Wang Jianlin
Title: Chairman of the Board

/s/ Gerardo I. Lopez
Gerardo I. Lopez

/s/ Craig R. Ramsey
Craig R. Ramsey

/s/ John D. McDonald
John D. McDonald

/s/ Mark A. McDonald
Mark A. McDonald

/s/ Kevin M. Connor
Kevin M. Connor

/s/ Elizabeth Frank
Elizabeth Frank

/s/ Stephen Colanero
Stephen Colanero

/s/ Keith Wiedenkeller
Keith Wiedenkeller

/s/ Christina Sternberg
Christina Sternberg

/s/ Robert Lenihan
Robert Lenihan

/s/ Michael Zwonitzer
Michael Zwonitzer

[Signature Page to Amendment No. 1 to Stockholders Agreement]

Schedule I

Members of Management

Gerardo I. Lopez

Craig R. Ramsey

John D. McDonald

Mark A. McDonald

Kevin M. Connor

Elizabeth Frank

Stephen Colanero

Keith Wiedenkeller

Christina Sternberg

Robert Lenihan

Michael Zwonitzer